SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 21, 2009

H.J. HEINZ COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	1-3385	25-0542520
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 PPG Place, Suite 3100 Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

412-456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL

ITEM 7.01. REGULATION FD DISCLOSURE

Attached is H. J. Heinz Company’s presentation to be made at the Credit Suisse 2nd Annual Emerging Markets Consumer Conference in Shanghai, China on September 21, 2009.  The presentation is furnished herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit Number

(Referenced to

Item 601 of

Regulation S-K)	Description of Exhibit
99.1	H. J. Heinz Company Presentation to the Credit Suisse 2nd Annual Emerging Markets Consumer Conference in Shanghai, China held on September 21, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H.J. HEINZ COMPANY

		By:	/s/ Arthur B. Winkleblack
Arthur B. Winkleblack
Executive Vice President and
Chief Financial Officer

Dated:	September 21, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	H. J. Heinz Company Presentation to the Credit Suisse 2nd Annual Emerging Markets Consumer Conference in Shanghai, China held on September 21, 2009